EP Asia Small Companies Fund Class A NASDAQ Symbol: EPASX

Summary Prospectus	December 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com.  You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated December 1, 2010, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund’s investment objective is long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 12 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	4.50%
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account annual maintenance fee and redemption fee requests	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.15%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses	0.77%
Total annual fund operating expenses	2.17%
Expense waiver/reimbursement[1]	(0.42%)
Net operating expenses	1.75%

[1]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Operating Expenses do not exceed 1.75% of average daily net assets of the Fund.  This agreement is effective until February 28, 2012, terminated by the Trust’s Board of Trustees (the “Board”).  The advisor is permitted to seek reimbursement from the Fund, subject to limitations, for a period of three fiscal years following the fiscal year in which fees were waived or reimbursed.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years

Class A	$620	$1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of small capitalization companies located in the Asian countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.  The Fund’s sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion.  The Fund’s sub-advisor will focus the Fund’s investments on what the sub-advisor believes are financially sound, stable but growing, and dividend paying small cap companies.  The Sub-advisor considers a company to be located in a country if at least 50% of the company’s assets are located in that country.  The Fund’s investments in equity securities may include common stock, preferred stocks, convertible stock and warrants.

Principal Risks of Investing

The Fund’s principal risks are mentioned below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
The Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
•	Foreign Security Risk:
The prices of foreign securities may be more volatile than those of U.S. securities because of economic conditions abroad, political developments, and changes in the regulatory environment of the countries in which the Fund invests.  In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.  There may also be less publicly available information about a non-U.S. company than a U.S. company.  Many foreign stock markets are more concentrated than the U.S. stock market, which means that the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market.

•	Emerging Market Risk:
Emerging market economies and political systems may be less stable than in the United States and other more developed economies.  Laws and accounting standards in emerging markets typically are not as comprehensive as in the United States and there may be less publicly available information on emerging market companies.  In addition, emerging market securities may be less liquid and have fewer transactions than in U.S. securities markets.
•	Currency Risk:
Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.
•	Asia Region Risk:
There are specific risks associated with investing in the Asia region, including the risk of political, economic, social and religious instability.  The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region.  The economies of many Asian countries differ from the economies of more developed countries in many respects.
•	Small Company Risk:
Investments in securities of small capitalization companies may involve greater risks than investing in large capitalization companies because small sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes.  Additionally, investment in common stocks, particularly small sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.
•	Portfolio Turnover Risk:
Portfolio turnover risk is the risk that the Fund’s turnover rate may be relatively high.  A high turnover rate (100% or more) may lead to higher transaction costs and may result in a greater number of taxable transactions, and it may negatively affect the Fund’s performance.
•	Management Risk:
The skill of the Fund’s sub-advisor will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the sub-advisor’s ability to select stocks, particularly in volatile stock markets.

Performance
The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisor

Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.  New Sheridan Advisors, Inc. (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Manager

Russell Hoss, CFA, President and Portfolio Manager of the Sub-advisor, has been the portfolio manager of the Fund since its inception on December 1, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing in such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.